STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2003

Stratus Fund, Inc.

Dear Fellow Shareholders:

The economy continues to present a mixed picture. Over the past year consumer spending has remained positive, while manufacturing and capital spending have shown few signs of a sustainable recovery. Gross Domestic Product has grown only in the 1% to 2% range for the past three quarters.

Economists and investment managers have been following the economic indicators released each month very closely for signs of a pickup in the industrial side of the economy. Unfortunately, neither the monthly ISM survey of purchasing managers nor the Industrial Production numbers have, so far, produced the type of improvement that would lift confidence for sustainable growth.

However, hope springs eternal. Optimism remains high that sooner or later a solid recovery will transpire. The source of this optimism centers on the tremendous amount of monetary stimulus being supplied to the economy. The Federal Open Market Committee (FOMC) of the Federal Reserve has been aggressively lowering interest rates for well over a year now driving Fed Funds down to the 1% level. Alan Greenspan and company are predicting GDP to climb to the 3.50% level, and possibly above, the second half of calendar 2003. A stimulative fiscal package in the form of a mid 2003 tax cut is also expected to lift the economy to sustainable growth levels.

U.S. Treasury securities reached historically high prices during the year. Continued weakness in the economy and Federal Reserve activity compelled the market to reach these historic levels. The 2-year Treasury note dropped to a 1.3% yield from a 2.8%, while the 5 year Treasury note changed to a 2.4% from a yield of 4% for the year. With record low yields being achieved month after month we found it prudent to maintain a portfolio that was shorter in maturity than the benchmark with respect to the Stratus Government Securities Portfolio. This was at the heart of the fund's underperformance relative to our benchmark. For the fiscal year ended June 30, 2003, the Stratus Government Securities Portfolio achieved a total return of 4.90% (institutional)/ 4.56% (retail), while the Merrill Lynch Intermediate Government Bond Index gained 7.50%.

Given the absolute low levels of yield in the market, we were not willing to extend our maturities for the purpose of owning higher yielding securities. Any additions to the fund were generally found in the mortgage backed securities market. We consistently have chosen this sector for our callable securities purchases rather than the callable government agency market. Our belief is that the options imbedded in mortgage-backed securities are more attractive than the options imbedded in the bonds of straight government agency debt. Looking forward to 2004, our fund is positioned well in the event that the market moves off of its historic level.

After a long painful bear market, which began in early 2000, stocks have started responding more favorably to substantially lower interest rates and predictions of a stronger economy. Over the past fiscal year the stock market leadership has rotated to NASDAQ and smaller cap stocks, the areas hit hardest during the bear market. Over the past 12 months the S & P 500 Index has returned +0.25% while the NASDAQ gained +11.44%.

The Stratus Growth Portfolio, which produced good relative performance versus the S & P 500 during the bear market, produced a total return of -3.99% (institutional)/ -4.37% (retail) over the past twelve months. It is believed that the +12.30% return achieved in the quarter ended June 30, 2003 sets the stage for improved relative performance versus the S & P 500 benchmark. We remain encouraged that there are a large number of stocks representing current holdings or prospective purchases that meet our growth and value criteria. We anticipate favorable results in the coming year.

The strategy employed by the Stratus Growth Portfolio is to invest primarily in growth stocks selling at reasonable prices. The fund emphasizes large capitalization stocks. Quarter-to-quarter earnings for stocks held in the fund are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN                 END OF PERIOD (6/30/2003) VALUES
---------------------                 ---------------------------------
1 YEAR        -3.99%                  GROWTH INSTITUTIONAL   $21,905.95
5 YEARS       -1.75%                  S&P 500                $25,343.51
Life of Fund   8.40%



                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,550 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED]


AVERAGE ANNUAL RETURN                 END OF PERIOD (6/30/2003) VALUES
---------------------                 ----------------------------------
1 YEAR         -4.37%                GROWTH RETAIL          $10,040.12
5 YEARS        -2.10%                S&P 500                $10,868.92
Life of Fund    0.92%


Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2003. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2003.

                GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND
                MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN         END OF PERIOD (6/30/2003) VALUES
---------------------         ------------------------------------------------
1 YEAR       4.90%            GOVERNMENT SECURITIES INSTITUTIONAL   $16,365.80
5 YEARS      5.68%             MERRILL LYNCH U.S. TREASURY
Life of Fund 5.20%            INTER-TERM BOND                       $17,730.50



                   GOVERNMENT SECURITIES RETAIL PORTFOLIO AND
               MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,700 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN           END OF PERIOD (6/30/2003) VALUES
---------------------           ----------------------------------------------
1 YEAR         4.56%            GOVERNMENT SECURITIES RETAIL    $12,786.92
5 YEAR         5.35%             MERRILL LYNCH U.S. TREASURY
Life of Fund   5.19%            INTER-TERM BOND                 $14,148.88


Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2003. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2003.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Audit Committee of
Stratus Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. including the Growth and Government Securities Portfolios as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP




Lincoln, Nebraska
July 23, 2003

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 2003

                                   GROWTH FUND
                                                        Percent
                                                         of Net           Fair
      Shares           COMMON STOCK - 98.74%             Assets          Value
      ------           ---------------------             ------          -----

                 Auto/Truck/Parts                         2.22%
                 ----------------
      14,000     Autozone, Inc.*                                    $1,063,580

                 Broadcasting/Media                       0.62%
                 ------------------
       7,000     Clear Channel Communications, Inc.*                   296,730

                 Building Materials/Construction          1.74%
                 -------------------------------
      10,000     Home Depot, Inc.                                      331,200
       7,000     Lennar Corp - Class A                                 500,500
                                                                       -------
                                                                       831,700

                 Chemicals                                1.03%
                 ---------
      16,000     Dow Chemical Company                                  495,360

                 Computer Products                        3.88%
                 -----------------
       5,000     Affiliated Computer SVCS-A*                           228,650
      23,000     Cisco Systems, Inc.*                                  381,570
      27,000     Dell Computers *                                      862,920
      37,000     EMC Corp.*                                            387,390
                                                                       -------
                                                                     1,860,530

                 Computer Software                        5.44%
                 -----------------
      32,000     First Data Corp.                                    1,326,080
      15,000     Fiserv, Inc.                                          534,150
      20,000     JD Edwards & Co.*                                     286,600
      18,000     Microsoft Corp.                                       460,980
                                                                       -------
                                                                     2,607,810

                 Diversified Operations                   3.78%
                 ----------------------
          25     Berkshire Hathaway, Inc.*                           1,812,500

                 Electronics                              5.29%
                 -----------
      20,000     Cubic Corp.                                           444,400
      40,000     Flextronics International Ltd.*                       415,600
      17,000     Intel Corp.                                           353,328
      12,000     QLogic Corp.*                                         579,960
      12,000     Texas Instruments, Inc.                               211,200
      21,000     Xilinx, Inc.*                                         531,510
                                                                       -------
                                                                     2,535,998

                 Financial Services                      13.96%
                 ------------------
      22,000     Citigroup, Inc.                                       941,600
      42,000     US Bank                                             1,029,000
      12,000     First Tennessee National Corp.                        526,920
       5,000     H & R Block, Inc.                                     216,250
      32,000     MBNA Corp.                                            666,880
      18,000     Merrill Lynch & Co., Inc.                             840,240
      45,000     USA Education, Inc.                                 1,762,650
      17,000     Washington Mutual, Inc.                               702,100
                                                                       -------
                                                                     6,685,640

                              STRATUS FUND, INC.
                     SCHEDULE OF INVESTMENTS (Continued)
                                 June 30, 2003

                                 GROWTH FUND
                                                        Percent
                                                         of Net           Fair
      Shares          COMMON STOCK CONTINUED             Assets          Value
      ------          ----------------------             ------          -----

                 Food\Beverage\Tobacco                    2.97%
                 ---------------------
      30,000     Applebee's International, Inc.                       $942,900
      16,000     Sysco Corporation                                     480,640
                                                                       -------
                                                                     1,423,540

                 Gas-Distribution                         2.10%
                 ----------------
      30,000     Questar Corp.                                       1,004,100

                 Household Products/Wares                 3.17%
                 ------------------------
      35,000     Black & Decker Corp.                                1,520,750

                 Insurance                                1.61%
                 ---------
      14,000     American International Group, Inc.                    772,520

                 Iron/Steel Producers                     1.63%
                 --------------------
      16,000     Nucor Corp.                                           781,600

                 Multimedia                               0.82%
                 ----------
       9,000     Viacom, Inc. Class A *                                393,300

                 Manufacturing                           10.09%
                 -------------
      14,000     Avon Products, Inc.                                   870,800
      18,000     General Electric Co.                                  516,240
      11,000     Harley-Davidson, Inc.                                 438,460
      12,000     Illinois Tool Works, Inc.                             790,200
      25,000     Mattel, Inc.                                          473,000
      10,000     3M Company                                          1,289,800
      24,000     Tyco International Ltd.                               455,520
                                                                       -------
                                                                     4,834,020

                 Medical Supplies/Services                6.57%
                 -------------------------
      14,000     Cardinal Health, Inc.                                 900,200
      15,000     Quest Diagnostics, Inc.*                              957,000
       6,000     Forest Laboratories, Inc.*                            328,500
       8,000     Stryker Corporation                                   554,960
      35,000     Tenet Healthcare Corp.*                               407,750
                                                                       -------
                                                                     3,148,410

                 Metals/Mining                            1.22%
                 -------------
      23,000     Alcoa Inc.                                            586,500

                 Oil Company-Integrated                   5.04%
                 ----------------------
      19,000     Halliburton Company                                   437,000
      29,000     Occidental Petroleum Corp.                            972,950
      28,000     Exxon Mobil Corp.                                   1,005,480
                                                                     ---------
                                                                     2,415,430

                 Oil Co Exploration & Production          0.54%
                 -------------------------------
       4,000     Apache Corporation                                    260,240

                              STRATUS FUND, INC.
                     SCHEDULE OF INVESTMENTS (Continued)
                                 June 30, 2003

                                 GROWTH FUND
                                                        Percent
                                                         of Net           Fair
      Shares          COMMON STOCK CONTINUED             Assets          Value
      ------          ----------------------             ------          -----

                 Pharmaceutical/Medical                   3.48%
                 ----------------------
       6,000     AmerisourceBergen Corp.                              $416,100
       7,000     Bristol-Myers Squibb Co.                              190,050
      31,000     Pfizer, Inc.                                        1,058,650
                                                                     ---------
                                                                     1,664,800

                 Publishing/Printing                      0.48%
                 -------------------
       3,000     Gannett, Inc.                                         230,430

                 Restaurant/Food Service                  0.92%
                 -----------------------
      11,000     Panera Bread*                                         440,000

                 Retail Store                             7.71%
                 ------------
      17,000     Bed Bath & Beyond, Inc.*                              659,770
      23,000     Best Buy Company, Inc.*                             1,010,160
      30,000     CVS Corp.                                             840,900
      15,000     Lowe's Companies, Inc.                                644,250
      10,000     Wal-Mart Stores, Inc.                                 536,700
                                                                       -------
                                                                     3,691,780

                 Schools                                  3.26%
                 -------
      19,000     Apollo Group, Inc.                                  1,173,440
       8,000     Corinthian Colleges, Inc.*                            388,560
                                                                       -------
                                                                     1,562,000

                 Telecommunications                       0.96%
                 ------------------
      28,000     Nokia Corp.                                           460,040

                 Telecommunication Equipment              0.82%
                 ---------------------------
      11,000     Qualcomm, Inc.                                        393,250

                 Transportation                           4.03%
                 --------------
      59,000     Southwest Airlines Co.                              1,014,800
      11,000     Union Pacific Corp                                    638,220
       8,000     Expeditors International of Washington, Inc.          277,120
                                                                       -------
                                                                     1,930,140

                 Wholesale Special Line                   3.33%
                 ----------------------
      39,000     Dentsply, Inc.                                      1,595,100
                                                                     ---------


                 Total investment in securities
                  (cost $43,657,099)                     98.74%    $47,297,798
                 Cash equivalents                         1.93%        925,661
                 Other assets, less liabilities           (.67%)      (323,622)
                                                        -------     -----------
                 NET ASSETS                             100.00%     $47,899,837
                                                        =======     ===========

*Indicates nonincome-producing security

                                STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2003

                         GOVERNMENT SECURITIES PORTFOLIO


                                                   Percent
 Principal                                          of Net          Fair
 Amount           U.S. Government Securities        Assets         Value
 ------           --------------------------        ------         -----

            Government Agency Bonds                 20.79%
            -----------------------
$1,000,000  Federal Farm Credit Bond 2.50%  due  3/15/06            $1,020,972
 1,000,000  Federal Home Loan Bond 3.25% due 8/15/05                 1,036,869
 2,500,000  Federal Home Loan Bond 4.625% due 8/13/04                2,594,402
 3,500,000  Federal Home Loan Bond 5.375% due 5/15/06                3,847,623
 2,000,000  Federal Home Loan Bond 6.21% due 11/04/04                2,132,314
 1,500,000  Federal Home Loan Bond  6.09%  due 6/02/06               1,682,664
                                                                    ----------
                                                                    12,314,844

            Mortgage Backed Securities              56.23%
            --------------------------
 2,000,000  Federal Home Loan Mtg.  2.875% due 2/28/05              2,005,396
 2,000,000  Federal Home Loan Mtg.  3.05% due 7/15/04                2,001,510
 2,000,000  Federal Home Loan Mtg.  4.50% due 8/15/04                2,073,990
 1,000,000  Federal Home Loan Mtg.  5.00% due 5/16/07                1,054,465
 1,000,000  Federal Home Loan Mtg.  5.81% due 4/04/08                1,144,100
 1,000,000  Federal National Mtg. Assn. 4.45%  due 5/03/05           1,031,316
 1,000,000  Federal National Mtg. Assn. 5.75%  due 6/15/05           1,084,092
 3,005,000  Federal National Mtg. Assn  3.34%  due 2/06/07           3,037,971
 3,000,000  Federal National Mtg. Assn. Pool 3.25%  due 11/15/07     3,107,406
 2,000,000  Federal National Mtg. Assn. 6.35%  due 6/10/05           2,194,968
 1,633,091  Federal National Mtg. Assn. Pool 6.00%  due 3/1/17       1,698,810
 1,887,448  Federal National Mtg. Assn. Pool 5.50%  due 11/01/1      1,958,501
 1,887,870  Federal National Mtg. Assn. Pool 5.50%  due 9/1/17       1,958,662
 1,955,692  Federal National Mtg. Assn. Pool 5.00%  due 2/01/18      2,022,634
 1,119,096  Federal National Mtg. Assn. Pool 5.00%  due 10/01/12     1,161,894
   211,525  Federal National Mtg. Assn. Pool 5.50%  due 3/01/17        219,800
 1,523,397  Federal National Mtg. Assn. Pool 6.00%  due 6/01/16      1,590,521
 1,166,022  Federal National Mtg. Assn. Pool 6.00%  due 12/01/16     1,217,383
 2,673,956  Government National Mtg. Assn. Pool 4.00%  due 8/20/32   2,752,100
                                                                     ---------
                                                                    33,315,519

            Treasury Notes/Bonds                     5.09%
            --------------------
 3,000,000   U.S. Treasury Note 5.75% due 8/15/03                    3,017,931

            Corporate Bonds                          7.87%
            ---------------
 1,000,000  General Electric 6.75% due 9/11/03                       1,010,686
 1,000,000  Northern Trust Company 6.625% due 10/01/03               1,013,436
 1,500,000  Wachovia 6.70% due 6/21/04                               1,579,568
 1,000,000  Wal-Mart 6.55% due 8/10/04                               1,057,331
                                                                     ---------
                                                                     4,661,021

            Total investment in securities
             (cost $51,422,315)                     89.98%         $53,309,315
            Cash equivalents                         9.53%           5,648,173
            Other assets, less liabilities           0.49%             287,899
                                                   -------         -----------
            TOTAL NET ASSETS                       100.00%         $59,245,387
                                                   =======         ===========

                               STRATUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2003



                                                               Government
                                                   Growth      Securities
Assets:                                          Portfolio     Portfolio
                                                 -----------   ----------
    Investments in securities, at fair value
     (cost $43,657,099 and $51,422,315)          $47,297,798  $53,309,315
    Cash equivalents                                 925,661    5,648,173
    Accrued interest and dividends receivable         44,822      472,698
    Receivable for securities sold                   291,566            -
    Receivable for fund shares sold                   18,755       12,295
                                                 ------------ -----------
        Total assets                             $48,578,602  $59,442,481
                                                 ============ ===========

Liabilities:
    Accrued expenses, including investment
      management and distribution expense
      payable to adviser, administrator and
      distributor (note 3)                            44,002       44,159
    Payable for securities purchased                 481,897            -
    Commissions payable for fund shares sold               6            -
    Payable for fund shares redeemed                 152,860      152,935
                                                   ---------     --------
        Total liabilities                            678,765      197,094
                                                   ---------     --------
Net assets applicable to outstanding
  capital stock                                  $47,899,837  $59,245,386
                                                 ===========  ===========

Net assets are represented by:
    Capital stock, authorized 20 million and
      10 million shares; outstanding,
      at $.001 par (note 5)                           $4,069       $5,790
    Additional paid-in capital                    55,632,587   57,859,807
    Accumulated undistributed net
      investment income                                2,460       32,558
    Accumulated net realized loss on
      investments                                (11,379,978)    (539,768)
    Unrealized appreciation (note 4)               3,640,699    1,887,000
                                                 -----------  -----------
        Total net assets applicable to
          shares outstanding                     $47,899,837  $59,245,387
                                                 ===========  ===========

Shares outstanding and net asset value per share
    Institutional Shares of Capital
      Stock Outstanding                            4,004,069    5,764,933
    Net Asset Value and offering price
      per share - Institutional Shares                $11.78       $10.23

    Retail Shares of Capital Stock Outstanding        64,504       25,445
    Net Asset Value per share - Retail Shares         $11.59       $10.23
    Maximum sales charge (note 3)                       0.55         0.32
                                                     -------      -------
    Maximum offering price to public                  $12.14       $10.55
                                                     =======      =======

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                             STATEMENT OF OPERATIONS
                            Year Ended June 30, 2003


                                                              Government
                                                 Growth       Securities
                                               Portfolio      Portfolio
                                              -----------   -------------
Investment income:
     Dividends                                  $501,490      $   48,308
     Interest                                      2,138       2,546,337
                                                ---------     -----------
          Total investment income                503,628       2,594,645
                                                ---------     -----------

Expenses (note 3):
     Investment advisory fees                    342,138         276,489
     Administration fees                         114,215         138,262
     Distribution expenses - Retail Class          2,337             730
     Accounting                                   10,590          11,220
     Securities pricing                            7,258           3,536
     Other operating expenses                     24,630          32,722
                                                ---------     -----------
         Total expenses                          501,168         462,959
                                                ---------     -----------
          Net investment income                 $  2,460      $2,131,686
                                                =========     ===========

Realized and unrealized gain (loss) on
     investments (note 4):
     Net realized loss                        ($2,363,565)      ($93,418)
     Net unrealized appreciation
          Beginning of period                  (3,619,646)    (1,372,481)
          End of period                         3,640,699      1,887,000
                                               -----------    -----------
            Net unrealized appreciation            21,053        514,519
                                               -----------    -----------
            Net realized and unrealized
             gain (loss) on investments        (2,342,512)       421,101
                                              ------------    -----------

Net increase (decrease) in net assets
     resulting from operations                ($2,340,052)    $2,552,787
                                              ============    ===========

     See accompanying notes to financial statements.

                                                 STRATUS FUND, INC.
                                         STATEMENT OF CHANGES IN NET ASSETS
                                     Years Ended June 30, 2003 and June 30, 2002


                                                                                         Government
                                                              Growth                     Securities
                                                             Portfolio                    Portfolio
                                                    ----------------------------  ---------------------------
                                                      Year Ended     Year Ended     Year Ended   Year Ended
                                                    June 30, 2002  June 30, 2002  June 30, 2002 June 30, 2002
                                                    -------------  -------------  ------------- -------------
Operations:
    Net investment income (loss)                         $2,460        ($9,317)    $2,131,686     $1,869,636
    Net realized gain (loss) on investments          (2,363,565)    (3,335,065)       (93,418)        41,889
    Unrealized appreciation (depreciation)               21,053     (4,268,185)       514,519        612,963
                                                     -----------    -----------    ----------    -----------
         Net increase (decrease) in net assets
           resting from operations                   (2,340,052)    (7,612,567)     2,552,787      2,524,488
                                                     -----------    -----------    ----------    -----------

Distributions to shareholders from:
    Net investment income
         Institutional Class                                  -              -      2,117,506      1,851,749
         Retail Class                                         -              -          8,367          7,596
                                                     -----------    -----------    ----------    -----------
                                                              -              -      2,125,873      1,859,345
    Net realized gains
         Institutional Class                                  -              -              -              -
         Retail Class                                         -              -              -              -
                                                     -----------    -----------    ----------    -----------
                                                              -              -              -              -
    Tax return of capital
         Institutional Class                                  -         23,164              -              -
         Retail Class                                         -            474              -              -
                                                     -----------    -----------    ----------    -----------
                                                              -         23,638              -              -

                                                     -----------    -----------    ----------    -----------
            Total Distributions                                -        23,638      2,125,873      1,859,345

Capital share transactions (note 5):
    Proceeds from sales                               8,676,160     11,330,309     29,530,880     14,683,692
    Payment for redemptions                         (10,238,940)   (12,576,745)   (17,115,191     (8,321,266)
    Reinvestment of net investment income,
      tax return of captial and net realized gain
      distributions at net asset value                        -         19,290      1,490,276      1,571,526
                                                     -----------    -----------    ----------    -----------
          Total increase (decrease) from capital
           share transactions                        (1,562,780)    (1,227,146)    13,905,965      7,933,952
                                                     -----------    -----------    ----------    -----------
        Total increase (decrease) in net assets      (3,902,832)    (8,863,351)    14,332,879      8,599,095

Net Assets:
    Beginning of period                              51,802,669     60,666,020     44,912,508     36,313,413
                                                     -----------    -----------    ----------    -----------
     End of period                                  $47,899,837    $51,802,669    $59,245,387    $44,912,508
                                                     ===========    ===========    ==========    ===========

Undistributed net investment income:                     $2,460            $ -        $32,558        $26,744
                                                     ===========    ===========    ==========    ===========

    See accompanying notes to financial statements.


                                       STRATUS FUND, INC.
                                      FINANCIAL HIGHLIGHTS
                       Years Ended June 30, 2003, 2002, 2001, 2000 and 1999


                                                 Growth Portfolio- Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                               ----         ----         ----         ----         ----
Net asset value:
     Beginning of period                                     $12.27       $14.05       $17.99       $19.51       $18.53
                                                             ------       ------       ------       ------       ------
     Income from investment operations:
          Net investment income                                0.00         0.00         0.01         0.00         0.06
          Net realized and unrealized gain (loss)
            on investments                                    (0.49)       (1.77)       (2.20)        1.31         2.53
                                                              ------       ------       ------       -----        -----
     Total income (loss) from investment operations           (0.49)       (1.77)       (2.19)        1.31         2.59
                                                              ------       ------       ------       -----        -----

     Less distributions:
     Dividends from net investment income                      0.00         0.00        (0.01)        0.00        (0.06)
     Distribution from capital gains                           0.00         0.00        (1.74)       (2.83)       (1.55)
     Tax return of capital                                     0.00        (0.01)        0.00         0.00         0.00
                                                              -----        ------       -----        -----       ------
          Total distributions                                  0.00        (0.01)       (1.75)       (2.83)       (1.61)
                                                              -----        ------       ------       ------      ------

          End of period                                      $11.78       $12.27       $14.05       $17.99       $19.51
                                                             ------       ------       ------       ------       ------

Total return:                                                (3.99%)     (12.63%)     (12.76%)       7.52%       16.34%
                                                             -------     --------     --------       -----       ------

Ratios/Supplemental data:
     Net assets, end of period                          $47,152,162  $50,848,523  $59,406,608  $71,607,938  $65,011,189
     Ratio of expenses to average net assets                  1.09%        1.10%        1.10%        1.11%        1.05%
     Ratio of net income (loss) to average net assets         0.01%       (0.01%)       0.04%        0.02%        0.31%
     Portfolio turnover rate                                113.06%       92.57%      153.17%      178.43%      194.23%


     See accompanying notes to financial statements.

                                             STRATUS FUND, INC.
                                            FINANCIAL HIGHLIGHTS
                              Years Ended June 30, 2003, 2002, 2001, 2000 and 1999


                                             Growth Portfolio- Retail Class
--------------------------------------------------------------------------------------------------------------------------

                                                           2003          2002           2001          2000            1999
                                                           ----          ----           ----          ----            ----
Net asset value:
    Beginning of period                                  $12.12        $13.93         $17.93        $19.51          $18.52
                                                         ------        ------         ------       -------          ------
    Income (Loss) from investment operations:
         Net investment income (loss)                     (0.03)        (0.04)         (0.04)        (0.05)           0.00
         Net realized and unrealized gain (loss)
           on investments                                 (0.50)        (1.76)         (2.20)         1.31            2.47
                                                          ------        ------         ------        -----           -----
    Total income (loss) from investment operations        (0.53)        (1.80)         (2.24)         1.26            2.47
                                                          ------        ------         ------        -----           -----

    Less distributions:
    Dividends from net investment income                   0.00          0.00           0.00          0.00            0.00
    Distribution from capital gains                        0.00          0.00          (1.76)        (2.84)          (1.48)
    Tax Return of capital                                  0.00         (0.01)          0.00          0.00            0.00
                                                          -----         ------         -----         -----           ------
         Total distributions                               0.00         (0.01)         (1.76)        (2.84)          (1.48)
                                                          -----         ------         ------        ------          ------

         End of period                                   $11.59 (a)    $12.12 (a)     $13.93 (a)    $17.93 (a)      $19.51 (a)
                                                         ------        ------         ------        ------          ------

Total return:                                            (4.37%)(a)   (13.02%)(a)    (13.10%)(a)     7.18% (a)      16.09% (a)
                                                         -------      --------       --------        -----          ------

Ratios/Supplemental data:
    Net assets, end of period                          $747,675      $954,146     $1,259,412    $1,817,151      $1,292,742
    Ratio of expenses to average net assets               1.39%         1.40%          1.40%         1.41%           1.35%
    Ratio of net income (loss) to average net assets     (0.29%)       (0.31%)        (0.26%)       (0.28%)          0.01%
    Portfolio turnover rate                             113.06%        92.57%        153.17%       178.43%         194.23%

(a) Excludes maximum sales load of 4.5%

    See accompanying notes to financial statements.


                                                      STRATUS FUND, INC.
                                                     FINANCIAL HIGHLIGHTS
                                    Years Ended June 30, 2003, 2002, 2001, 2000 and 1999


                                                 Government Securities Portfolio- Institutional Class
------------------------------------------------------------------------------------------------------------------

                                                       2003           2002           2001        2000         1999
                                                       ----           ----           ----        ----         ----
Net asset value:
    Beginning of period                              $10.13          $9.95          $9.64       $9.79        $9.88
                                                     ------          -----          -----       -----        -----
    Income (loss) from investment operations:
         Net investment income                         0.39           0.47           0.52        0.52         0.51
         Net realized and unrealized gain (loss)
           on investments                              0.10           0.17           0.30       (0.15)       (0.09)
                                                       ----           ----          -----       ------       ------
    Total income from investment operations            0.49           0.64           0.82        0.37         0.42
                                                       ----           ----          -----       -----        ------

    Less distributions from
         net investment income                        (0.39)         (0.46)         (0.51)      (0.52)       (0.51)
                                                      ------         ------         ------      ------       ------

         End of period                               $10.23         $10.13          $9.95       $9.64        $9.79
                                                     ------         ------          -----       -----        -----

Total return:                                         4.90%          6.59%          8.74%       3.89%        4.33%
                                                      -----          -----          -----       -----        -----

Ratios/Supplemental data:
    Net assets, end of period                   $58,985,045    $44,741,225    $36,158,350 $32,659,584  $29,321,012
    Ratio of expenses to average net assets           0.83%          0.85%          0.86%       0.85%        0.80%
    Ratio of net income to average net assets         3.82%          4.64%          5.26%       5.35%        5.13%
    Portfolio turnover rate                          21.68%         36.61%        109.69%      30.55%       18.66%


    See accompanying notes to financial statements.



                                               STRATUS FUND, INC.
                                             FINANCIAL HIGHLIGHTS
                               Years Ended June 30, 2003, 2002, 2001, 2000 and 1999


                                              Government Securities Portfolio- Retail Class
-----------------------------------------------------------------------------------------------------------------------

                                                       2003              2002           2001        2000           1999
                                                       ----              ----           ----        ----           ----
Net asset value:
    Beginning of period                              $10.13             $9.95          $9.64       $9.79          $9.89
                                                     ------             -----          -----       -----          -----
    Income from investment operations:
         Net investment income                         0.36              0.44           0.48        0.49           0.48
         Net realized and unrealized gain (loss)
           on investments                              0.09              0.17           0.31       (0.15)         (0.09)
                                                       ----              ----          -----       ------         ------
    Total income from investment operations            0.45              0.61           0.79        0.34           0.39
                                                       ----              ----          -----       -----          -----

    Less distributions:
    Dividends from net investment income              (0.35)            (0.43)         (0.48)      (0.49)         (0.49)
                                                      ------            ------         ------      ------         ------

         End of period                               $10.23 (a)        $10.13 (a)      $9.95 (a)   $9.64 (a)      $9.79 (a)
                                                     ------            ------          -----       -----          -----

Total return:                                         4.56% (a)         6.28% (a)      8.45% (a)   3.58% (a)      3.96% (a)
                                                      -----             -----          -----       -----          -----

Ratios/Supplemental data:
    Net assets, end of period                      $260,342          $171,283       $155,063    $233,172       $167,494
    Ratio of expenses to average net assets           1.13%             1.15%          1.16%       1.15%          1.10%
    Ratio of net income to average net assets         3.52%             4.34%          4.96%       5.05%          4.83%
    Portfolio turnover rate                          21.68%            36.61%        109.69%      30.55%         18.66%

(a) Excludes maximum sales load of 3.0%


    See accompanying notes to financial statements.



                               STRATUS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2003

1.   ORGANIZATION
     ------------
     Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2003, the following series are presently authorized and have shares outstanding:

        Growth Portfolio                      Government Securities Portfolio

     Each portfolio has two classes of shares authorized and outstanding:
     Retail and Institutional.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at fair value determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     ------------------------------------------------------
     All securities are valued in accordance with the above noted policies at the close of each business day.

     The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2003, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

     The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains and losses are determined by specifically identifying the issue sold.

     EXPENSES
     With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis,

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.   Summary of Significant Accounting Policies (Continued)
     ------------------------------------------------------
     will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. The Growth Portfolio and the Government Securities Portfolio had an unused capital loss carry forwards of approximately $11,385,075 and $449,897, respectively, available for federal income tax purposes at June 30, 2003. The losses begin expiring in 2004 for the Government Securities Portfolio and in 2006 for the Growth Portfolio. Net capital losses incurred in the eight month period ended June 30, 2003 were $0 and $41,313 for the Growth and Government Securities Portfolios, respectively.

     DISTRIBUTION TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declares dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 2003 the average yield on such funds was approximately 0.89%.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     ---------------------------------------------
     The Fund and each of its Portfolios have retained Union Bank & Trust Company (UBATCO) as their exclusive investment adviser and custodian of the Fund's assets (hereinafter, the Adviser).


     The Portfolios pay the following advisory fee rates per annum of their average daily net asset values:

               Portfolio                           Annual Fee Rate
               -----------------------------       ---------------
               Growth                                    .75%
               Government Securities                     .50%

     The Fund and each of its Portfolios have retained UBATCO as the custodian of the Fund's investments.

     The Fund and each of its Portfolios have retained Adminisystems, Inc. (the Administrator) to act as their transfer agent and administrator to provide

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
     ---------------------------------------------------------
     all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has selected UFS Securities, LLC (the Distributor), a company related through common management, to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Retail shares of each portfolio will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the portfolio's shares, however, under no circumstances shall such reimbursement exceed .50% per annum of the portfolio's average daily net assets. The Distributor received $1,696 and paid out $1,384 of this amount as commissions and dealer reallowances. Institutional shares for both portfolios are not charged sales charges or 12b-1 fees.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $618,627; $252,477 and $3,067 for such services. All of the amount paid to the Distributor was to Union Bank & Trust Company under a Dealer Service Agreement.

     At June 30, 2003, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                  Payable to   Payable to    Payable to
                                   Adviser   Administrator  Distributor   Total
                                   -------   -------------  -----------   -----
     Growth Portfolio              $29,909     $ 9,946         $574      $40,429
     Government Securities
        Portfolio                   24,193      12,096           68       36,357

     Under the terms of the advisory agreement, the Adviser may be obligated to reimburse a Portfolio up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Portfolio, including the Adviser's fee, exceed certain limitations. At June 30, 2003, no expense reimbursement was required.

     In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used UFS Securities, LLC, to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to affect trades.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.  FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
    ----------------------------------------------------------
    At June 30, 2003, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                         Shares          Value
                                                         ------          -----
        Growth Portfolio Institutional Class             437,633      $5,155,316
        Growth Portfolio Retail Class                          -               -
        Government Securities Portfolio
          Institutional Class                            364,124       3,724,985
        Government Securities Portfolio Retail Class           -               -

    At June 30, 2003, UBATCO held, in nominee name, the following in each
    Portfolio:
                                                         Shares          Value
                                                         ------          -----
        Growth Portfolio Institutional Class            3,999,472    $47,113,787
        Growth Portfolio Retail Class                      48,583        563,077
        Government Securities Portfolio
          Institutional Class                           5,764,015     58,965,871
        Government Securities Portfolio Retail Class       24,200        247,568

4.   SECURITIES TRANSACTIONS
     -----------------------
     Purchases of securities and proceeds from sales were as follows for each
     Portfolio:

                                                                    Proceeds
                                     Purchases       Proceeds       From Calls
                                     Of Securities   From Sales   & Maturities
                                     -------------   ----------   ------------

     Growth Portfolio                $52,505,320    $50,467,501    $        -
     Government Securities Portfolio  28,710,852      5,223,747     6,000,000

     At June 30, 2003, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                        Aggregate Gross
                                                          Unrealized
                                               Appreciation         Depreciation
                                               ------------         ------------
      Growth Portfolio                        $  6,362,625          $ 2,721,926
      Government Securities Portfolio            1,887,000                    -

                               STRATUS FUND, INC.
                          Notes to Financial Statements

5.   CAPITAL SHARE TRANSACTIONS
     --------------------------
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

     Transactions in the capital stock of each Portfolio for the year ended June 30, 2003 were as follows:
                                                  Growth             Growth
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
                                           --------------------   -------------
         Transactions in shares:
           Shares sold                            786,031               3,359
           Shares redeemed                       (926,262)            (17,602)
           Reinvested dividends                         -                   -
                                               -----------         -----------
           Net decrease                          (140,231)            (14,243)
                                               ===========         ===========
     Transactions in dollars:
          Dollars sold                        $ 8,639,795            $ 36,365
          Dollars redeemed                    (10,046,691)           (192,249)
          Reinvested dividends                          -                   -
                                               -----------         -----------
          Net decrease                        $(1,406,896)          $(155,884)
                                               ===========         ===========

                                                Government         Government
                                               Securities          Securities
                                                Portfolio           Portfolio
                                           Institutional Shares  Retail Shares
                                           --------------------  -------------
         Transactions in shares:
           Shares sold                          2,872,923               9,644
           Shares redeemed                     (1,669,158)             (1,866)
           Reinvested dividends                   144,894                 760
                                              -----------             -------
           Net increase                         1,348,659               8,538
                                              ===========             =======
         Transactions in dollars:

           Dollars sold                      $ 29,431,935            $ 98,945
           Dollars redeemed                   (17,096,071)            (19,120)
           Reinvested dividends                 1,482,497               7,779
                                             -------------           ---------
           Net increase                      $ 13,818,361            $ 87,604
                                             =============           =========